Subsequent events	12 Months Ended
Mar. 31, 2015
Subsequent events
Subsequent events

25Subsequent events

On April 27, 2015, the Company’s Board of Directors received a non-binding proposal letter from GMHL, pursuant to which GMHL proposes to acquire all of the outstanding ordinary shares of the Company not already directly or indirectly owned by GMHL for US$6.40 per ordinary share in cash (the “GMHL Proposal”). According to the proposal letter, the proposed transaction is intended to be financed with a combination of available cash resources of GMHL and debt and equity capital. In connection with the proposed transaction, GMHL intends to acquire all of the Company’s outstanding 7% senior unsecured convertible notes held by KKRCHIL, Magnum and CGL, as well as ordinary shares of the Company held by CGL, pursuant to the terms and conditions of respective purchase agreement.

On April 29, 2015, the Company announced that in response to the non-binding proposal letter received from GMHL, the Board of Directors has formed a special committee of independent directors who are not affiliated with GMHL (the “Special Committee”) to evaluate and consider the GMHL Proposal and certain other potential transactions involving the Company. Since being formed, the Special Committee has engaged legal and financial advisors but has not set a definitive timetable to complete its evaluation of the GMHL Proposal or any other alternatives. As of the date of this report, the Special Committee is still considering and evaluating the proposal by GMHL, but it has not made any decision regarding the GMHL Proposal.